UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2023

CLIMB GLOBAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	CLMB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 6, 2023, Climb Global Solutions Holdings UK Limited (“Buyer”), a private limited company under the laws of England and Wales and a wholly-owned subsidiary of Climb Global Solutions, Inc., a Delaware corporation (the “Company”), entered into a Share Purchase Agreement by and among Michael O’Hara, Francis O’Haire, Roberta McCrossan, David Keating, Alan Smyth and Brian Davis, as sellers (collectively, “Sellers”), Buyer and the Company (as guarantor) (the “SPA”).

Pursuant to the SPA, on October 6, 2023, Buyer, among other things, purchased the entire share capital of Data Solutions Holdings Limited, a private limited company under the laws of Ireland, (the “Data Solutions Acquisition”) from Seller for an aggregate purchase price of €15,447,136 (subject to certain working capital and other adjustments) plus a potential post-closing earn-out. The Company has guaranteed certain obligations of the Buyer under the SPA, including the potential post-closing earn-out.

The SPA contains customary Irish warranties and covenants and customary indemnification obligations of Seller, subject to certain limitations and insurance caps.

The foregoing is qualified entirely by the complete terms of the SPA, filed herewith as Exhibit 2.1 and incorporated herein by this reference.

Item 2.01 Completion of an Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 7.01 Regulation FD Disclosure.

On October 9, 2023, the Company issued a press release announcing the Data Solutions Acquisition. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information provided under this Item 7.01 is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1*

Share Purchase Agreement, dated October 6, 2023, by and among Michael O’Hara, Francis O’Haire, Roberta McCrossan, David Keating, Alan Smyth and Brian Davis, as sellers, and Climb Global Solutions Holdings UK Limited, and Climb Global Solutions, Inc., as guarantor.

99.1	Press release of Climb Global Solutions, Inc., dated October 9, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

* Certain schedules to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted schedules to the SEC upon its request. Portions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the Exhibits to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIMB GLOBAL SOLUTIONS, INC.

Date: October 10, 2023	By:	/s/ Andrew Clark
	Name:	Andrew Clark
	Title:	Vice President and Chief Financial Officer

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